Exhibit 99.1



Ethanex Energy
Management Presentation
Fall 2006

Ethanex
Renewable Energy through Advanced Design

Disclaimer

This presentation contains 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, including without limitation those statements regarding Ethanex Energy, Inc.'s ability to exploit ethanol production and commercialization opportunities. The statements and discussions contained in this presentation that are not historical facts constitute forward-looking statements, which can be identified by the use of forward-looking words such as "believes," "expects," "may," "intends," "anticipates," "plans," "estimates"and analogous or similar expressions intended to identify forward-looking statements. Ethanex Energy, Inc. wishes to caution the reader of this presentation that these forward-looking statements and estimates as to future performance, estimates as to future valuations and other statements contained herein regarding matters that are not historical facts, are only predictions, and that actual events or results may differ materially. Ethanex Energy, Inc. cannot assure or guarantee you that any future results described in this presentation will be achieved, and actual results could vary materially from those reflected in such forward-looking statements. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation, other than as may be required by applicable law or regulation.

Financial Summary

NASDAQ OTCBB:	EHNX
Market Cap:	$350M
Fully Diluted Shares:	83M
Float:	14M

Completed $20M Financing - September 2006

Ethanex
Renewable Energy through Advanced Design

Agenda

Ethanex Differentiators

Market Overview and Opportunity

Company Overview

Projects

Strategy

Management Team

Ethanex
Renewable Energy through Advanced Design

Ethanex Differentiators

Experienced Management Team

Low-cost producer through:

- Reduced Energy Consumption
  - Through corn fractionation
- Lower Unit Cost of Energy
  - Through alternative fuels & co-location

Three Ethanol projects currently in development

Ethanex
Renewable Energy through Advanced Design

The Ethanex Opportunity

- President Bush, in his State of the Union Address, called for 15bgy from corn and another 45bgy from cellulose.
- There is pending Senate legislation to raise the 7.5 bgy RFS to 12bgy by 2012 and 60bgy with cellulose conversion.
- Demand for ethanol is at an all-time high.
- The two most significant costs associated with the production of ethanol are feedstock (corn) and energy.
- Ethanex will reduce energy cost by using alternative forms of energy in lieu of natural gas and innovative application of fractionation technology.

Ethanex
Renewable Energy through Advanced Design

Market Position

Ethanex's mission is to become the ethanol industry's low-cost producer by reducing energy consumption and utilizing lower-priced energy through:

- Use of fractionation, the next-generation ethanol plant technology
- Utilization of alternative fuels
- Co-locating with other existing energy sources

What is "Fractionation"?

Fractionation is a process that separates the corn kernel into three streams:

Fractionation
- **GERM** — Refined into corn oil
- **BRAN** — A fibre substance used in cattle feed or used as boiler fuel
- **ENDOSPERM** — Contains the starch that is converted to sugar then fermented

- This process is widely used in the making of food-grade grain products

Ethanex
Renewable Energy through Advanced Design

What is "Fractionation"?

Fractionation = 17% Increased Ethanol Production Capacity

- Eliminates 17% of kernel volume
- Lowers overall ethanol production costs
  - Requires less water
  - Reduces energy use
- Creates a higher-protein, higher-value DDGS

Ethanex
Renewable Energy through Advanced Design

What is "Fractionation"?

- Resultant High Value Ethanex Hi-Pro Feed Supplement is 50-55% Protein
- Germ stream can be further processed into corn oil, remaining germ cake can be sold as livestock feed or consumed as boiler fuel
- Sets up a stair step platform for cellulosic biomass to ethanol processes
  - Fiber and germ cake could be consistent feedstock for biomass gasification with resultant synthetic gas being consumed in the boiler
  - Next step is taking the Synthetic Gas and converting to ethanol by way of a gas to liquids process similar to Fisher Tropsch

Ethanex
Renewable Energy through Advanced Design

Projects

Ethanex has recently been granted the exclusive right to pursue the development of a 132 million gallon per year ("mgy") ethanol plant co-located with a major mid-west investor owned utility's coal-fired electric generation plant.

- This plant will have lower energy costs due to the availability of excess steam.
- Reduced capital costs through utilization of existing infrastructure.

Ethanex
Renewable Energy through Advanced Design

Projects

Ethanex has entered into a joint venture with SEMO Milling, LLC of Missouri to build a 132mgy ethanol plant at their corn milling facility in the SEMO Port Authority near Cape Girardeau, MO.

- The Ethanex SEMO Facility will include a biomass fired boiler utilizing the fractionated corn fiber as the primary fuel source.

SEMO PORT

SEMO Port has ready access to all five modes of transportation: River, rail, highway, and pipeline for delivering goods cross country.

Ethanex
Renewable Energy through Advanced Design

Projects

- Ethanex has been granted the exclusive right to develop a 132mgy ethanol plant with Star Ethanol, LLC in Franklin County, IL.
  - Employing a standardized approach, the Ethanex Southern Illinois plant will use the same biomass boiler technology and fractionated fuel source as SEMO.
- All plants will use corn fractionation the next-generation ethanol production technology.
- All plants will incorporate alternative fuels or alternative sources of energy.

Ethanex
Renewable Energy through Advanced Design

Strategy

Ethanex's mission is to become the ethanol industry's low-cost producer by utilizing alternative fuels or energy sources and application of technology.

Ethanex will utilize fractionation processing techniques that:

- Increase throughput
- Lower energy consumption
- Create higher, value-added co-products (DDGS)

Ethanex
Renewable Energy through Advanced Design

Strategy

All Ethanex plants will use alternative fuels and/or alternative energy sources.

- Ethanex will continue to seek additional co-location rights with other brownfield, coal-fired electric utility plants affording rapid-capacity development with significant cost advantages.
- Ethanex will take advantage of existing infrastructure and less expensive services creating initial capital cost savings (approaching 20%) and meaningful ongoing operational savings.

Ethanex
Renewable Energy through Advanced Design

Ethanol Plant Construction Issues

- Current Engineering, Procurement and Construction (EPC) contractor capacity is saturated and will not peak until 2008
- Insufficient engineers and contractors
- All segments of Industry are in a boom market

Ethanex's Solution:

Ethanex's experience and contacts has allowed us to team early with Chevron as our EPC contractor and Delta T as our technology provider.

Ethanex
Renewable Energy through Advanced Design

Management

Ethanol	**Robert C. Walther** ***Chairman***	Former President of Industrial Power Technologies (IPT). For over 35 years, Mr. Walther was responsible for the construction of power generating facilities.
Engineering		
Construction	**Albert Knapp** ***President & CEO***	Former Senior Vice President of Business Development at The Industrial Company (TIC), an industrial contractor with annual revenues of over $1.2B. Extensive experience with ethanol plants, power projects, construction design, and finance.
Energy	**Randy Rahm** ***Co-COO***	Mr. Rahm has had several senior responsibilities in various facets of the energy industry including his current appointment by the Secretary of Energy to the National Coal Council.
Finance	**Bryan Sherbacow** ***Controller & COO***	Asset manager and founder of The Armistead Group (TAG) a private equity fund devoted to investing in alternative energy companies

Ethanex
Renewable Energy through Advanced Design

Management

Technology

Alan Belcher ***Executive Vice President of Technology***	Former Vice President of Delta-T Corporation, Vice President of Engineering at Iogen on cellulosic ethanol, and 33 years of experience as a Chemical Engineer including roles as Project Manager, Plant Manager, and Operations Manager
Dave McKittrick ***Executive Vice President and CFO***	Former Senior Vice President and Chief Financial Officer for Gateway 2000 Inc., and Senior Vice President and Chief Financial Officer for James River Corporation. A stellar career in finance including a number of board positions.

Ethanex
Renewable Energy through Advanced Design

Board of Directors

John F. Norris Jr.
Director
President and CEO of Fuel Tech N.V. (NASDAQ: FTEK)

Thomas G. Kraemer
Director
Retired Group Vice President, BNSF Railway (NYSE: BNI)

Board Members include John Norris and Thomas Kraemer. Both have held senior positions at NYSE & NASDAQ-listed companies in the energy, transportation, and natural resources industries. Both Messrs Norris and Kraemer are actively involved at the national level in resource and transportation industry groups.

Ethanex
Renewable Energy through Advanced Design

Ethanex Advantage

- Experienced management team
- Three ethanol projects already in development
- Low-cost producer
  - 98 of the 100 existing ethanol plants use variations of the same technology
  - Average production cost approximately $1.20/gallon

Ethanex expects to have average production costs approaching $0.90/gallon.

Ethanex
Renewable Energy through Advanced Design